Exhibit 99.1

Monthly Operating Report

ACCRUAL BASIS

2007

CASE NAME:  Kitty Hawk, Inc.

CASE  NUMBER: 07-44536

JUDGE:  Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

 DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING:  DECEMBER 31, 2007

IN ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I DECLARE  UNDER  PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY  OPERATING  REPORT  (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING  ATTACHMENTS  AND,  TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT  AND  COMPLETE.  DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE  PARTY):  IS  BASED  ON  ALL  INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	January 24, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	January 24, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1
2007

CASE NAME:  Kitty Hawk, Inc.

CASE  NUMBER: 07-44536

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	October 2007	November 2007	December 2007
ASSETS
1.	UNRESTRICTED CASH	$0	$690,282	$37,748	$1,657,197
2.	RESTRICTED CASH	$2,869,929	$2,874,759	$2,882,870	$2,818,971
3.	TOTAL CASH	$2,869,929	$3,565,041	$2,920,618	$4,476,168
4.	ACCOUNTS RECEIVABLE (NET)		$(1,000,146)	$(999,465)	$(939,218)
5.	INVENTORY		$0	$0	$0
6.	NOTES RECEIVABLE		$0	$0	$0
7.	PREPAID EXPENSES		$699,558	$611,276	$492,787
8.	OTHER (ATTACH LIST)	$15,953	$46,850,577	$35,937,044	$33,323,620
9.	TOTAL CURRENT ASSETS	$2,885,882	$50,115,030	$38,469,473	$37,353,357
10.	PROPERTY, PLANT & EQUIPMENT	$1,425,325	$3,362,423	$3,362,423	$3,362,423
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$1,794,013	$1,825,608	$1,852,250
12.	NET PROPERTY, PLANT & EQUIPMENT	$1,425,325	$1,568,410	$1,536,815	$1,510,173
13.	DUE FROM INSIDERS	$0	$0	$0
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)	$0	$4,758,694	$4,622,732	$3,486,848
15.	OTHER (ATTACH LIST)	$1,109,030	$0	$0	$0
16.	TOTAL ASSETS	$5,420,237	$56,442,134	$44,629,020	$42,350,378
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$52,754	$80,583	$(17,944)
18.	TAXES PAYABLE		$0	$0	$0
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$110,000	$323,000	$737,144
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$21,691	$6,666	$358,817
23.	TOTAL POSTPETITION LIABILITIES		$184,445	$410,249	$1,078,017
PREPETITION LIABILITIES
24.	SECURED DEBT	$15,602,760	$14,376,295	$2,519,599	$(43,454)
25.	PRIORITY DEBT	$56,297	$0	$0	$0
26.	UNSECURED DEBT	$1,010,347	$906,948	$933,789	$787,383
27.	OTHER (ATTACH LIST)	$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$16,669,404	$15,283,243	$3,453,388	$743,929
29.	TOTAL LIABILITIES	$16,669,404	$15,467,688	$3,863,637	$1,821,946
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$41,090,061	$41,090,061	$41,090,061
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(115,615)	$(324,678)	$(561,629)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0
33.	TOTAL EQUITY	$0	$40,974,446	$40,765,383	$40,528,432
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$16,669,404	$56,442,134	$44,629,020	$42,350,378

Monthly Operating Report

ACCRUAL BASIS-2
2007

CASE NAME:  Kitty Hawk, Inc.

CASE  NUMBER: 07-44536

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007	December 2007	TOTAL
REVENUES
1.	GROSS REVENUES	$0	$0	$0	$0
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$83,222	$104,681	$80,738	$268,641
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$384,473	$416,364	$1,433,575	$2,234,412
12.	RENT & LEASE	$20,452	$38,729	$40,588	$99,769
13.	OTHER (ATTACH LIST)	$(616,445)	$(744,571)	$(1,758,293)	$(3,119,309)
14.	TOTAL OPERATING EXPENSES	$(128,298)	$(184,797)	$(203,392)	$(516,487)
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$128,298	$184,797	$203,392	$516,487
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$5,440	$16,337	$13,814	$35,591
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$121,056	$165,373	$3,599	$290,028
19.	DEPRECIATION / DEPLETION	$17,327	$31,595	$26,642	$75,564
20.	AMORTIZATION	$971	$0	$0	$971
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENES	$133,914	$180,631	$16,427	$330,972
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$110,000	$213,228	$413,916	$737,144
24.	U.S. TRUSTEE FEES	$0	$0	$10,000	$10,000
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$110,000	$213,228	$423,916	$747,144
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(115,616)	$(209,062)	$(236,951)	$(561,629)

Monthly Operating Report

ACCRUAL BASIS-3
2007

CASE NAME:  Kitty Hawk, Inc.

CASE  NUMBER: 07-44536

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007	December 2007	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH — BEGINNING OF MONTH	$0	$690,282	$37,748	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$0	$0	$0	$0
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$7,635,000	$1,760,000	$486,566	$9,881,566
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$48,022	$658	$6,255,189	$6,303,869
9.	TOTAL NON-OPERATING RECEIPTS	$7,683,022	$1,760,658	$6,741,755	$16,185,435
10.	TOTAL RECEIPTS	$7,683,022	$1,760,658	$6,741,755	$16,185,435
11.	TOTAL CASH AVAILABLE	$7,683,022	$2,450,940	$6,779,503	$16,185,435
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$1,091,326	$1,086,991	$845,842	$3,024,159
13.	PAYROLL TAXES PAID	$379,056	$404,775	$307,312	$1,091,143
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$165,069	$210,417	$797,213	$1,172,699
16.	UTILITIES	$0	$2,777	$81,208	$83,985
17.	INSURANCE	$545,270	$188,148	$122,743	$856,161
18.	INVENTORY PURCHASES	$600	$0	$0	$600
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$181,109	$103,268	$102,256	$386,633
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$29,762	$2,932	$85,868	$118,562
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$4,600,548	$413,884	$2,779,864	$7,794,296
26.	TOTAL OPERATING DISBURSEMENTS	$6,992,740	$2,413,192	$5,122,306	$14,528,238
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$6,992,740	$2,413,192	$5,122,306	$14,528,238
32.	NET CASH FLOW	$690,282	$(652,534)	$1,619,449	$1,657,197
33.	CASH — END OF MONTH	$690,282	$37,748	$1,657,197	$1,657,197

Monthly Operating Report

ACCRUAL BASIS-4
2007

CASE NAME: Kitty Hawk, Inc.

CASE  NUMBER: 07-44536

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	October 2007	November 2007	December 2007
ACCOUNTS RECEIVABLE AGING
1.	0-30	$0	$0	$0	$0
2.	31-60	$0	$0	$0	$0
3.	61-90	$0	$0	$0	$0
4.	91+	$0	$0	$0	$0
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$1,000,146	$999,465	$939,218
7.	ACCOUNTS RECEIVABLE (NET)	$0	$(1,000,146)	$(999,465)	$(939,218)

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: December 2007

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$(52,176)	$19,813	$12,193	$2,226	$(17,944)

STATUS OF POSTPETITION TAXES	MONTH: December 2007

		BEGINNING TAX	AMOUNT WITHHELD AND/	AMOUNT	ENDING TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$27,119	$27,119	$0
2.	FICA-EMPLOYEE**	$0	$9,205	$9,205	$0
3.	FICA-EMPLOYER**	$0	$9,205	$9,205	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$45,529	$45,529	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$745	$745	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$104	$104	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL		$0	$849	$849
16.	TOTAL TAXES	$0	$46,378	$46,378	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

ACCRUAL BASIS-5

2007

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 07-44536

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: December 2007
BANK RECONCILIATIONS

	Account #1	Account #2	Account #3	TOTAL
A. BANK:	JP Morgan Chase	JP Morgan Chase	JP Morgan Chase
B. ACCOUNT NUMBER:	100140334	9319959434	1570695922
C. PURPOSE (TYPE):	Master Funding	Gen’l Disbursements	Payroll
1. BALANCE PER BANK STATEMENT	$150,000	$0	$0	$150,000
2. ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0
3. SUBTRACT: OUTSTANDING CHECKS	$0	$578,079	$434,579	$1,012,658
4. OTHER RECONCILING ITEMS	$4,793	$0	$0	$4,793
5. MONTH END BALANCE PER BOOKS	$154,793	$(578,079)	$(434,579)	$(857,865)
6. NUMBER OF LAST CHECK WRITTEN	No checks	109350	066991/210577

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
	PURCHASE	INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
7. JP Morgan Chase — Overnight Sweep -	12/31/2007	money market	$2,514,862	$2,514,862
8.
9.
10.
11. TOTAL INVESTMENTS			$2,514,862	$2,514,862

CASH

12. CURRENCY ON HAND	$200

13. TOTAL CASH — END OF MONTH	$1,657,197

Monthly Operating Report

ACCRUAL BASIS-6

2007

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 07-44536

MONTH: December 2007

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION  101 (31) (A)-(F)  OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	James R. Kupferschmid	Salary, Expense Reports	$16,667	$50,043
2.	Jessica L. Wilson	Salary, Expense Reports	$10,417	$31,251
3.	Brad Eagelston	Salary, Expense Reports	$12,917	$38,751
4.	David Rescino	Salary, Expense Reports	$16,737	$50,068
5.	Steven Markhoff	Salary, Expense Reports	$0	$18,333
6.	Mel Keating	Executive Committee Fee, Exp Reports	$24,000	$96,902
7.	TOTAL PAYMENTS TO INSIDERS		$80,738	$285,348

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID*
1.	Andrews Kurth LLP					$515,144
2.	Otterbourg, Steindler, Houston & Rosen, P.C.					$180,000
3.	Munsch Hardt Kopf & Harr, P.C.					$42,000
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$737,144

*                                         INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
	NAME OF CREDITOR	DUE	MONTH	POSTPETITION
1.	Laurus Master Fund	Revolver	$4,039,062	$0
2.	Cananwill	$12,020	$0	$12,020
3.	Citicorp Vendor Finance	$6,005	$0	$18,015
4.	DFW Airport — Facility rent	$37,295	$38,760	$0
5.
6.	TOTAL	$55,320	$4,077,822	$30,035

Monthly Operating Report

ACCRUAL BASIS-7

2007

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 07-44536

MONTH: December 2007
QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
	LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
	THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
	DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
	DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
	REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

# 1  —  Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court

# 4  —  Payment made on pre-petition credit card charges $(72,000) through Chase Bank from cash collateral account as approved by Court. Payment also made on accrued vacation balances and insurance liabilities in accordance with first day orders.

# 10  —  due to operation shut down, DIP order will not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; expect payments to resume in 1/08

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

# 2 — 12/07 Property Insurance premium paid 1/10/08.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
D&O Insurance	AIG	6/1/07 – 5/31/08	Paid in full
Aviation & Liability	Illinois National Insurance	7/1/07 – 6/30/08	Quarterly; $281,953 (original policy)
B737 Aviation Deductible	Illinois National Insurance	7/1/07 – 6/30/08	Paid in full
Property & Business Interruption	Affiliated FM Insurance	6/1/07 – 5/31/08	Financed; monthly $12,020
Employee Practices	RLI Insurance	6/1/07 – 5/31/08	Paid in full
Fiduciary Liability	RLI Insurance	6/1/07 – 5/31/08	Paid in full
Workers Compensation	Insurance Co of PA	6/1/07 – 5/31/08	Paid in full
D&O InsuranceSide A	Chubb	6/1/07 – 5/31/08	Paid in full
Environmental Impairment	Hudson Insurance	6/1/05 – 5/31/08	Paid in full

Footnotes Supplement

ACCRUAL BASIS-7

2007

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 07-44536

MONTH: December 2007

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account is transferred
		to pay down the Revolving Credit Facility with Laurus Master Fund, carried
		on Kitty Hawk, Inc. books

3	31	All disbursements (either by wire transfer or check), including payroll, are
		disbursed out of the Kitty Hawk, Inc. disbursement accounts

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk,
		Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries
		as deemed necessary.

7		All insurance policies for Kitty Hawk Cargo, Inc. (Case #07-44538) and
		Kitty Hawk Aircargo, Inc. (Case #07-44539) are carried in the name of Kitty
		Hawk, Inc. Therefore, they are listed here accordingly.

6	Professional	The fees noted on this schedule are initial estimates and are subject to change
	Fees	once final billings are prepared.

1	24	Secured Debt pre-petition includes $257,365 Laurus is holding after payment
		in full for the outstanding obligations on 12/7/07, pending their final receipt
		and reconciliation of professional fees they expended during the proceedings

Case Name: Kitty Hawk, Inc.

Case Number: 07-44536

Details of Other Items

	December 2007
ACCRUAL BASIS — 1

8. OTHER (ATTACH LIST)	33,323,620	Reported
Flex Spending deposit	17,283
A/R — 401(k) Loan	37
A/R — Travel Advance	15,720
Deposits	54,868
Professional Fees Retainer	457,365
Intercompany Receivables	32,778,347

	33,323,620	Detail
	0	Difference

14. OTHER ASSETS — NET OF AMORTIZATION ATTACH LIST	3,486,848	Reported
Laurus Loan Organization Costs	3,486,848

	3,486,848	Detail
	0	Difference

22. OTHER (ATTACH LIST)	358,817	Reported
A/P Clearing	(3,953)
General Accrued AP	382,817
Accrued Health Savings Plan	(20,277)
AFLAC Deductions	4
Accrued Wages	0
Accrued 401(k)	226

	358,817	Detail
	0	Difference

ACCRUAL BASIS — 2

13. OTHER (ATTACH LIST)	(1,758,293)	Reported
G&A allocation to subsidiaries	(1,758,293)

	(1,758,293)	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	13,814	Reported
Interest Income	8,290
Gain on Sale of assets	5,524

	13,814	Detail
	0	Difference

ACCRUAL BASIS — 3

6. LOANS & ADVANCES (ATTACH LIST)	486,566	Reported
Borrowings from Laurus	486,566

	486,566	Detail
	0	Difference

8. OTHER (ATTACH LIST)	6,255,189	Reported
Transfers in from Kitty Hawk Cargo (Case 07-44538)	1,447,402
Transfers in from Kitty Hawk Ground (Case 07-44537)	927,796
Transfers in from Kitty Hawk Aircargo (Case 07-44539)	3,655,632
Misc Refunds	224,170
Interest income	189

	6,255,189	Detail
	0	Difference

25. OTHER (ATTACH LIST)	2,779,864	Reported
401(k)	91,012
Aircraft landing and parking	43,653
Bank fees	9,200
BOD Fees	0
Cleaning	7,836
Contract labor	41,971
Employee expense reports	16,292
Executive committee fees	24,000
Flight crew expense	2,135
Freight handling	13,548
IT support	5,943
Payroll processing fees	3,962
Non-reorganization professional fees	2,000
Security	0
Shipping	4,213
Trucking	0
Misc	1,729
Transfer to Kitty Hawk Aircargo (Case 07-44539)	14,730
Refund Post-Petition Deposit — DHL	2,500,000
Void Checks	(2,360)

	2,779,864	Detail
	0	Difference